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                                                                    Exhibit 10.2


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This FIRST AMENDMENT (this "AMENDMENT") dated as of November 24, 1998 to the Revolving Credit Agreement dated November 24, 1995 (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"), is by and between M&T BANK CORPORATION, formerly known as First Empire State Corporation, (the "BORROWER"), and BANKBOSTON, N.A., formerly known as The First National Bank of Boston, (the "BANK"). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

         WHEREAS, the Borrower and the Bank have executed the Credit Agreement with respect to the $25,000,000 line of credit provided by the Bank for the Borrower, as more fully described in the Credit Agreement; and

         WHEREAS, the Borrower and the Bank wish to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, the Bank and the Borrower agree as follows:

         SECTION 1. AMENDMENT TO THE CREDIT AGREEMENT.

                  Section 1.1 of the Credit Agreement is hereby amended by changing the date ANovember 24, 1998" contained in the definition of Termination Date and substituting therefor the date ANovember 23, 1999".

         SECTION 2. REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower represents and warrants that:

             (a) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement, the Note and the other loan documents as amended hereby and the transactions contemplated hereby and thereby: (i) are within the Borrower=s corporate power and authority; (ii) have been authorized by all necessary corporate proceedings; (iii) do not require the consent or approval of the shareholders of the Borrower, any governmental authority or any other party; (iv) will not contravene any provision of the charter documents of the Borrower, or any law, rule or regulation applicable to the Borrower; and (v) will not constitute a default under any other agreement, order or undertaking binding on the Borrower; and

              (b) this Amendment has been duly executed and delivered by the Borrower, and all of the terms and provisions hereof and of the Credit Agreement, and the other loan documents as amended hereby constitute the legal, valid, binding and enforceable obligations of the Borrower, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditor=s rights generally.


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         SECTION 3. CONDITIONS OF EFFECTIVENESS

         The effectiveness of this Amendment is subject to the conditions precedent that:

              (a) the Bank and the Borrower shall each have received, in form and substance satisfactory to it, an executed copy of this Amendment;

              (b) the Bank shall have received certified copies of all documents relating to the Borrower as the Bank may reasonably request, including, without limitation, the Bylaws of the Borrower and a certificate of the Corporate Secretary of the Borrower identifying the officers(s) or other persons authorized to execute, deliver and take all other actions required under or in furtherance of this Amendment, and the Credit Agreement as amended hereby, and providing specimen signatures of such officers or persons;

              (c) the representations and warranties contained in Section 4 of the Credit Agreement shall be true and correct as of the date hereof as though made on and as of the date hereof; and

              (d) No default under the Credit Agreement, the Note or any of the other loan documents executed in connection therewith shall have occurred and is continuing.

         SECTION 4. MISCELLANEOUS.

              (a) This Amendment and the modifications to the Credit Agreement set forth herein shall be deemed to be a document executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

              (b) On and after the date hereof, each reference in the Credit Agreement to Athis Agreement@ or words of like import shall mean and be deemed to be a reference to the Agreement as amended hereby.

              (c) Except as amended and modified hereby, the Credit Agreement and the Note are in all respects ratified and confirmed as of the date hereof, and the terms, covenants and agreements therein shall remain in full force and effect. The Borrower acknowledges that all obligations owed under the Credit Agreement and the Note are reaffirmed by the Borrower on the date hereof.

              (d) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date and the year first above written.


                                             M&T BANK CORPORATION

                                             By /s/ Gary Paul
                                               --------------------------------
                                               Gary Paul
                                               Title: Senior Vice President


                                             BANKBOSTON, N.A.

                                             By /s/ John Sinclair
                                               --------------------------------
                                               John Sinclair
                                               Title: Vice President




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